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                                                                      EXHIBIT 24



                         THE ELDER-BEERMAN STORES CORP.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY
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         The undersigned officer and/or director of The Elder-Beerman Stores
Corp., an Ohio corporation (the "Company"), does hereby make, constitute and appoint Scott J. Davido and Steven D. Lipton, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to registration of common stock, without par value, of the Company issuable pursuant to the Company's Employee Stock Purchase Plan, and any and all amendments or exhibits thereto, and any or all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 11th day of March, 1998.

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
          /s/ FREDERICK J. MERSHAD                                /s/ JOHN A. MUSKOVICH
------------------------------------------------     -----------------------------------------------------
            Frederick J. Mershad                                    John A. Muskovich
 Chairman of the Board of Directors and Chief        President, Chief Operating Officer and Chief Financial
              Executive Officer                                     Officer; Director
        (Principal Executive Officer)                       (Principal Financial and Officer)

            /s/ STEVEN D. LIPTON                                /s/ THOMAS J. NOONAN, JR.
 ------------------------------------------------     -----------------------------------------------------
             Steven D. Lipton                                    Thomas J. Noonan, Jr.
      Senior Vice President, Controller                                 Director
       (Principal Accounting Officer)

             /s/ BERNARD OLSOFF                               /s/LAURA H. POMERANTZ
 ------------------------------------------------     -----------------------------------------------------
              Bernard Olsoff                                  Laura H. Pomerantz
                  Director                                          Director

             /s/STEWART M. KASEN                               /s/ JOHN J. WIESNER
 ------------------------------------------------     -----------------------------------------------------
             Stewart M. Kasen                                   John J. Wiesner
               Director                                          Director

             /s/ STEVEN C. MASON                                /s/ JACK A. STAPH
 ------------------------------------------------     -----------------------------------------------------
              Steven C. Mason                                    Jack A. Staph
                  Director                                          Director


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